UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 31, 2002

OshKosh B'Gosh, Inc.
A Delaware Corporation	0-13365	39-0519915
	Commission File Number	(I.R.S. ID)

112 Otter Avenue
Oshkosh, Wisconsin 54901
Telephone number: (920) 231-8800
(Registrant's telephone number)

Item 4. Change in Registrant's Certifying Accountant.

On May 31, 2002, OshKosh B'Gosh, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditors. The report of Arthur Andersen LLP on the Company's financial statements for the fiscal year ended December 29, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 29, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal year ended December 29, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Arthur Andersen LLP's letter, dated June 4, 2002 is attached as Exhibit 99.1 hereto and incorporated by reference.

Simultaneously with the dismissal of its former auditors, the Company engaged Deloitte & Touche LLP to act as its independent auditors, subject to completion of their formal client acceptance procedures. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Audit Committee of the Company's Board of Directors approved the dismissal of Arthur Andersen LLP and appointed Deloitte & Touche LLP as the Company's independent auditors and those actions were ratified by the Company's Board of Directors.

Item 5. Other Events

On June 4, 2002, the Company issued a press release announcing the death of Mike Wachtel, Executive Vice President and Chief Operating Officer, and various senior management changes, a copy of which press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

    Not applicable.
    Not applicable.
    Exhibits. The following exhibit is being filed herewith:
      Letter from Arthur Andersen LLP, dated June 4, 2002, to the Securities and Exchange Commission.
      Press release dated June 4, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH B'GOSH, INC.
DATE: June 5, 2002	By: /s/ David L. Omachinski Executive Vice President, Chief Operating and Chief Financial Officer and Treasurer

OSHKOSH B' GOSH, INC.
Exhibit Index to Current Report on Form 8-K
Dated May 31, 2002

    Letter from Arthur Andersen LLP, dated June 4, 2002 to the Securities and Exchange Commission.

    EXHIBIT (99.1)

    Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549

    June 4, 2002

    Dear Sir/Madam:

    We have read paragraphs 1 and 2 of Item 4 of Form 8-K dated May 31, 2002 of Oshkosh B'Gosh, Inc., filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.

    Very truly yours,

    ARTHUR ANDERSEN LLP

    By: /s/ Arthur Andersen LLP

    Copy to: Mr. David L. Omachinski
    osh003/02/a/l060402a

    OSHKOSH B' GOSH, INC.
    Exhibit Index to Current Report on Form 8-K
    Dated May 31, 2002

    Press release dated June 4, 2002

EXHIBIT (99.2)

	FOR:	OshKosh B'Gosh, Inc.
	CONTACT:	David L. Omachinski Chief Financial Officer OshKosh B'Gosh, Inc. 920-232-4140
For Immediate Release
	CONTACT:	Investor Relations: Suzanne Rosenberg/Priya Akhoury Morgen-Walke Associates 212-850-5600

OSHKOSH B'GOSH, INC. ANNOUNCES PASSING OF MIKE WACHTEL, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

Oshkosh, WI -- June 4, 2002 -- OshKosh B'Gosh, Inc. (NASDAQ: GOSHA), today announced that Mike Wachtel, Executive Vice President and Chief Operating Officer, died May 25, 2002, following a long battle with cancer. Mr. Wachtel was 48 at the time of his death.

Douglas W. Hyde, Chairman, President and Chief Executive Officer commented, "All of us are deeply saddened by the untimely loss of our friend and colleague. Throughout Mike's tenure with the Company, his contributions to our success were immeasurable. His enthusiasm, hard work and dedication will be truly missed."

Mr. Wachtel's responsibilities will be assumed by several members of the Company's senior management team. David Omachinski, Vice President of Finance, Treasurer and Chief Financial Officer will now assume the role of Executive Vice President, Chief Operating Officer as well as his current role. William Wyman, Vice President of Domestic Licensing, has been promoted to Senior Vice President of Global Licensing, and Paul Lowry, Vice President of Corporate Retail, has been appointed to replace Mr. Wachtel on the Board of Directors. The number of members of the Board of Directors will remain at nine.

Since 1994, Paul Lowry, 51, has held the position of Vice President of Corporate Retail of OshKosh B'Gosh, Inc., where he is responsible for all retail store operations, as well as the Company's e-commerce business. Prior to joining the Company, Mr. Lowry spent three years as Vice President of Retail Operations for Essex Outfitters, Inc., which at the time was a wholly-owned subsidiary of OshKosh B'Gosh, Inc. Prior to that, he held several retail management positions within the Woolworth Company and the Little Folks Shop.

"Looking ahead, we believe that we have an experienced, knowledgeable and successful management team in place and while Mike's contribution to this Company cannot be replaced, I am confident that together, our management team will lead the Company to continued higher levels of success."

OshKosh B'Gosh, Inc. is best known as a premier marketer of quality children's apparel and accessories, available in over 50 countries around the world. The Company is headquartered in Oshkosh, Wisconsin.

Statements contained herein that relate to the Company's future performance including, without limitation, statements with respect to the Company's anticipated results of operations or level of business for 2002 or any other future period, are "forward-looking statements" within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current assumptions and expectations that involve risks and uncertainties. Actual results may differ materially

Among the factors that could cause actual results to materially differ include the level of consumer spending for apparel, particularly in the children's wear segment; risks associated with competition in the market place, including the financial condition of and consolidations, restructurings and other ownership changes in, the apparel and related products industry and the retail industry, the introduction of new products or pricing changes by the Company's competitors, and the Company's ability to remain competitive with respect to product, service and value; risks associated with the Company's dependence on sales to a limited number of large department and specialty store customers, including risks related to customer requirements for vendor margin support, as well as risks related to extending credit to large customers; risks associated with possible deterioration in the strength in the retail industry, including, but not limited to, business conditions and the economy, natural disasters, the unanticipated loss of a major customer; risks related to the failure of Company suppliers to timely deliver needed raw materials, the Company's ability to correctly balance the level of its commitments with actual orders; risks associated with terrorist activities as well as risks associated with foreign operations; risks related to the Company's ability to defend and protect its trademarks and other proprietary rights and other risks relating to managing intellectual property issues. In addition, the inability to ship Company products within agreed time frames due to unanticipated manufacturing and/or distribution system delays or the failure of Company contractors to deliver products within scheduled time frames are risk factors in ongoing business. As a part of the Company's product sourcing strategy, it routinely contracts for apparel products produced by contractors in Asia, Mexico and Central America. If financial, political or other related difficulties were to adversely impact the Company's contractors in these regions, it could disrupt the supply of product contracted for by the Company.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.